Exhibit 99.1

For Immediate Release:

First Cash and Cash America Announce Expiration of Hart-Scott-Rodino

Waiting Period for Proposed Merger;

$400 Million Credit Facility to be Effective at Merger Closing

ARLINGTON, Texas and FORT WORTH, Texas – July 26, 2016 – First Cash Financial Services, Inc. (“First Cash”) (NASDAQ: FCFS) and Cash America International, Inc. (“Cash America”) (NYSE: CSH) today announced that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (“HSR Act”), with respect to the proposed business combination of First Cash and Cash America, has expired, concluding antitrust review of the transaction under the HSR Act and satisfying one of the important conditions to the closing of the pending transaction.

The companies also announced today the entry by First Cash into a $400 million unsecured revolving bank credit facility (“Credit Facility”) for the combined company, which will become effective upon the completion of the proposed transaction subject to the satisfaction of customary closing conditions. The Credit Facility includes eight participating commercial lenders led by Wells Fargo. An uncommitted accordion feature allows the Credit Facility to be increased to $500 million subject to customary conditions. The Credit Facility will have a five-year term from the closing date of the merger and will bear interest at either the prevailing London Interbank Offered Rate (LIBOR) plus a fixed spread of 2.5% or the prevailing prime or base rate plus a fixed spread of 1.5%.

“The expiration of the waiting period under the HSR Act and the entry into the Credit Facility are two important steps toward the closing of the proposed transaction, which remains subject to other customary closing conditions, including approval of both companies’ stockholders. We remain very excited about the combination of our two companies and expect the transaction to close in the third quarter of 2016,” said Rick L. Wessel, Chairman and Chief Executive Officer of First Cash, and T. Brent Stuart, President and Chief Executive Officer of Cash America.

About Hart-Scott-Rodino (HSR Act)

The HSR Act is a U.S. regulatory provision that requires parties to submit a detailed filing of a proposed merger or acquisition with the U.S. Federal Trade Commission and Department of Justice. The agencies then require a waiting period while they review the filing to determine that the transaction will not adversely affect U.S. commerce under the antitrust laws.

About the Proposed Transaction

On April 28, 2016, First Cash and Cash America entered into a definitive merger agreement pursuant to which the companies will combine in an all-stock merger of equals to create the leading operator of retail pawn stores in the United States and Latin America. The combined Company, to be named FirstCash, Inc., will have one of the largest retail pawn store footprints in Latin America and the United States, with over 2,000 locations across four countries.

Additional information concerning the proposed transaction is included in the preliminary proxy statement/prospectus, which was filed with the SEC on June 15, 2016 and can be accessed on the SEC’s website.

About First Cash

With over 1,270 retail and consumer lending locations in the U.S., Mexico, Guatemala and El Salvador, First Cash Financial Services, Inc. is a leading international operator of pawn stores. First Cash focuses on serving cash and credit constrained consumers through its retail pawn locations, which buy and sell a wide variety of jewelry, consumer electronics, power tools, household appliances, sporting goods, musical instruments and other merchandise, and make small consumer pawn loans secured by pledged personal property. Approximately 97% of the Company’s revenues are from pawn operations.

First Cash is a component company in both the Standard & Poor’s SmallCap 600 Index® and the Russell 2000 Index®. First Cash’s common stock (ticker symbol “FCFS”) is traded on the NASDAQ Global Select Market, which has the highest initial listing standards of any stock exchange in the world based on financial and liquidity requirements.

About Cash America

As of March 31, 2016, Cash America International, Inc. operated 892 total locations in the United States offering pawn lending and related services to consumers, which included the following:

•	819 lending locations in 20 states in the United States primarily under the names “Cash America Pawn,” “SuperPawn,” “Cash America Payday Advance,” and “Cashland;” and

•	73 check cashing centers (all of which are unconsolidated franchised check cashing centers) operating in 12 states in the United States under the name “Mr. Payroll.”

For additional information regarding Cash America and the services it provides, visit the Company’s website located at: www.cashamerica.com or download the Cash America mobile app without cost from the App StoreSM and on Google Play™.

App Store is a service mark of Apple Inc. and Google Play is a trademark of Google Inc.

Forward-Looking Statements

This communication contains “forward-looking statements” (as defined in the Securities Litigation Reform Act of 1995) regarding, among other things, future events or the future financial performance of First Cash and Cash America or anticipated benefits of the proposed transaction. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “will,” “estimates,” “may,” “could,” “should” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. The closing of the proposed transaction is subject to the approval of the stockholders of First Cash and Cash America, regulatory approvals and other customary closing conditions. There is no assurance that such conditions will be met or that the proposed transaction will be consummated within the expected time frame, or at all. Forward-looking statements relating to the proposed transaction include, but are not limited to: statements about the benefits of the proposed transaction, including anticipated synergies, cost savings, cash flows and future financial and operating results; future capital returns to stockholders of the combined company; First Cash’s and Cash America’s plans, objectives, expectations, projections and intentions; the expected timing of completion of the proposed transaction; the impact of any CFPB rules that may be adopted on First Cash and Cash America; and other statements relating to the transaction that are not historical facts. Forward-looking statements are based on information currently available to First Cash and Cash America and involve estimates, expectations and projections. Investors are cautioned that all such forward-looking statements are subject to risks and uncertainties, and important factors could cause actual events or results to differ materially from those indicated by such forward-looking statements. With respect to the proposed transaction, these risks, uncertainties and factors include, but are not limited to: the risk that First Cash or Cash America may be unable to obtain governmental and regulatory approvals required for the transaction, or that required governmental and regulatory approvals may delay the transaction or result in the imposition of conditions that could reduce the anticipated benefits from the proposed transaction or cause the parties to abandon the proposed transaction; the risk that required stockholder approvals may not be obtained; the risks that condition(s) to closing of the transaction may not be satisfied; the length of time necessary to consummate the proposed transaction, which may be longer than anticipated for various reasons; the risk that the conditions to closing the Credit Facility may not be satisfied; the risk that the businesses will not be integrated successfully; the risk that the benefits, cost savings, cash flows, synergies and growth from the proposed transaction may not be fully realized or may take longer to realize than expected; the diversion of management time to transaction-related issues; the risk that costs associated with the integration of the businesses are higher than anticipated; and litigation risks related to the transaction. With respect to the businesses of First Cash and/or Cash America, including if the proposed transaction is consummated, these risks, uncertainties and factors include, but are not limited to: the effect of future regulatory or legislative actions on the companies or the industries in which they operate and the effect of compliance with enforcement actions, orders or agreements issued by applicable regulators; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect and/or risks related to the ability to obtain financing; economic and foreign exchange rate volatility, particularly in Latin American markets; adverse gold market or exchange rate fluctuations; increased competition from banks, credit unions, internet-based lenders, other short-term consumer lenders and other entities offering similar financial services as well as retail businesses that offer products and services offered by First Cash and Cash America; a decrease in demand for First Cash’s or Cash America’s products and services; public perception of First Cash’s or Cash America’s business and business practices; changes in the general economic environment, or social or political conditions, that could affect the businesses; the potential impact of the announcement or consummation of the proposed transaction on relationships with customers, suppliers, competitors, management and other employees; risks related to any current or future litigation proceedings; the ability to attract new customers and retain existing customers in the manner anticipated; the ability to hire and retain key personnel; reliance on and integration of information technology systems; ability to protect intellectual property rights; the impact of security breaches, cyber-attacks or fraudulent activity on First Cash’s or Cash America’s reputation; the risks associated with assumptions the companies make in connection with their parties’ critical accounting estimates and legal proceedings; and the potential of international unrest, economic downturn or effects of currency fluctuations, tax assessments or tax positions taken, risks related to goodwill and other intangible asset impairments, tax adjustments, anticipated tax rates, benefit or retirement plan costs, or other regulatory compliance costs.

Additional information concerning these and other risk factors is also contained in First Cash’s Form S-4 Registration Statement that was filed with the Securities and Exchange Commission (“SEC”) on June 15, 2016, which includes the preliminary joint proxy statement for First Cash and Cash America, including any amendments thereto, as well as First Cash’s and Cash America’s most recently filed Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other SEC filings.

Many of these risks, uncertainties and assumptions are beyond First Cash’s or Cash America’s ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the information currently available to the parties on the date they are made, and neither First Cash nor Cash America undertakes any obligation to update publicly or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this communication. Neither First Cash nor Cash America gives any assurance (1) that either First Cash or Cash America will achieve its expectations, or (2) concerning any result or the timing thereof. All subsequent written and oral forward-looking statements concerning First Cash, Cash America, the proposed transaction, the combined company or other matters and attributable to First Cash or Cash America or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Additional Information and Where to Find It

This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed transaction between First Cash and Cash America or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The proposed transaction between First Cash and Cash America will be submitted to the respective stockholders of First Cash and Cash America for their consideration. In connection with the proposed transaction between First Cash and Cash America, on June 15, 2016, First Cash filed with the SEC a registration statement on Form S-4 that includes a preliminary joint proxy statement of First Cash and Cash America that also constitutes a preliminary prospectus of First Cash. These materials are not yet final and will be amended. After such time as the registration statement on Form S-4 has been declared effective by the SEC, First Cash and Cash America will mail the joint proxy statement/prospectus to their respective stockholders when it becomes final. First Cash and Cash America also plan to file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for any prospectus, proxy statement or any other document which First Cash or Cash America may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF FIRST CASH AND CASH AMERICA ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS ONCE IT IS FILED WITH THE SEC AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FIRST CASH, CASH AMERICA, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the joint proxy statement/prospectus and other documents containing important information about First Cash and Cash America, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. First Cash and Cash America make available free of charge at www.firstcash.com and www.cashamerica.com, respectively (in the “Investor” or “Investor Relations” section, as applicable), copies of materials they file with, or furnish to, the SEC.

Participants in the Merger Solicitation

First Cash, Cash America, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of First Cash and Cash America in connection with the proposed transaction. Information about the directors and executive officers of First Cash is set forth in its proxy statement for its 2016 annual meeting of stockholders, which was filed with the SEC on April 28, 2016. Information about the directors of Cash America is set forth in its proxy statement for its 2016 annual meeting of shareholders, which was filed with the SEC on April 7, 2016, and information about the executive officers of Cash America is set forth in Cash America’s Annual Report on Form 10-K, which was filed with the SEC on February 26, 2016. These documents can be obtained free of charge from the sources indicated above. Other information regarding those persons who are, under the rules of the SEC, participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

First Cash Contacts:

For further information, please contact:

Gar Jackson

Global IR Group

(949) 873-2789

gar@globalirgroup.com

Doug Orr, Executive Vice President and Chief Financial Officer

(817) 505-3199

investorrelations@firstcash.com

Cash America Contacts:

Investors

L. Dee Littrell

817-570-1661 Direct

dlittrell@cashamerica.com

Media

Yolanda Walker

817-333-1973 Direct

ywalker@cashamerica.com

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